SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): October 15, 2004

                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)

          CANADA                        001-15503                   N/A
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
      Incorporation)                                         Identification No.)

495 MARCH ROAD,SUITE 300, OTTAWA, ONTARIO, CANADA                  K2K-3G1
   (Address of Principal Executive Offices)                       (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number,Including Area Code)

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Item 2.02. Results of Operations and Financial Condition.

      On October 15, 2004, Workstream Inc. issued a press release regarding its consolidated financial results for the first quarter ended August 31, 2004. The full text of such press release is furnished as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits.

      (c) Exhibits.

      99.1 Press Release issued on October 15, 2004 by Workstream Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WORKSTREAM INC.


Dated October 15, 2004                   By: /s/ Michael Mullarkey
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                                            Name: Michael Mullarkey
                                            Title:Chief Executive Officer

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                                  Exhibit Index

Exhibit No.   Description

99.1          Press Release issued on October 15, 2004 by Workstream Inc.